Exhibit 32.1

SECTION 1350 CERTIFICATION

I, Pierre Cote, Chairman of the Board, Chief Executive Officer and Principal Financial Officer of Face Print Global Solutions, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2006 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §§78m or 78o(d)); and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 21, 2006	/S/ Pierre Cote
Pierre Cote
Chairman of the Board, Chief Executive Officer and Principal Financial Officer